SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Glen Burnie Bancorp

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 09, 2020

Dear Fellow Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) to be held virtually via the Internet at www.meetingcenter.io/282853650, password - GLBZ2020, for shareholders, from The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, on Thursday, May 14, 2020 at 2:00 p.m., Eastern Time.

The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes electing four directors; authorizing the Board of Directors to accept the auditors selected by the Audit Committee for the 2020 fiscal year; and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 2019 fiscal year. During the meeting, we will report on the operations of the Company’s wholly owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of TGM Group LLC, our independent auditors, will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN ALSO VOTE ONLINE AT WWW.INVESTORVOTE.COM/GLBZ. YOU WILL NEED YOUR CONTROL NUMBER TO VOTE ONLINE (ON PROXY CARD). This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.

Sincerely,

John E. Demyan	John D. Long
Chairman	President and Chief
Executive Officer

GLEN BURNIE BANCORP

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

(410) 766-3300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 14, 2020

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Glen Burnie Bancorp (the “Company”) will be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, and virtually via the Internet at www.meetingcenter.io/282853650, password - GLBZ2020, for shareholders, on Thursday, May 14, 2020 at 2:00 p.m., Eastern Time.

A proxy statement and proxy card for the Annual Meeting accompany this notice.

The Annual Meeting has been called for the following purposes:

1.	To elect four directors;

2.	To authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the 2020 fiscal year; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 1, 2020 are the only stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are requested to complete and sign the accompanying proxy card, which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Michelle Stambaugh

secretary

Glen Burnie, Maryland

April 09, 2020

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE A PROXY CARD, WHICH IS AVAILABLE TO YOU ONLINE, OR UPON REQUEST, AND RETURN IT PROMPTLY TO US. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on May 14, 2020

Pursuant to rules and regulations adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet, allowing us to provide the information shareholders need, while lowering delivery and printing expenses. On April 10, 2020 we mailed to our shareholders a notice containing instruction on how our shareholders may access online our 2020 Proxy Statement and 2019 Annual Report to Stockholders. Our Annual Report to Stockholders does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company. These materials are available at www.edocumentveiw.com/GLBZ.

PROXY STATEMENT

OF

GLEN BURNIE BANCORP

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

ANNUAL MEETING OF STOCKHOLDERS

May 14, 2020

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Glen Burnie Bancorp (the “Company”) to be used at the 2020 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the “Annual Meeting”) which will be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, and virtually via the Internet at www.meetingcenter.io/282853650, password - GLBZ2020, for shareholders, on Thursday, May 14, 2020 at 2:00 p.m., Eastern Time.

Pursuant to the e-proxy rules and regulations adopted by the United States Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. On or about April 10, 2020, we mailed to our stockholders a notice (the "E-Proxy Notice”) containing instructions on how to access online our 2020 Proxy Statement, and 2019 Annual Report to Stockholders. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the E-Proxy Notice. These materials will be available free of charge and will be sent to you within three business days of your request. Our Annual Report to Stockholders does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company.

VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, signed proxies will be voted for the nominees named below, and for the proposal to authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the 2020 fiscal year. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Stockholders who execute proxies retain the right to revoke them at any time prior to being voted. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Michelle Stambaugh, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Stockholders of record as of the close of business on April 1, 2020 (the “Record Date”) are entitled to one vote for each share then held. At the Record Date, the Company had 2,830,358 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting. Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

1

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Shares of Common Stock Outstanding
John E. Demyan 101 Crain Highway, S.E. Glen Burnie, Maryland 21061	284,7492	10.07%

Marrian K. McCormick 8 Oak Lane Glen Burnie, Maryland 21061	148,9303	5.27%

1Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock.

2Includes 283,749 shares held by Mr. Demyan individually and 1,000 shares held by Mrs. Demyan.

3Includes 1,461 shares held by Mrs. McCormick individually, 12,315 shares held by Mrs. McCormick for the benefit of minor children, 20,242 shares held by Mrs. McCormick as trustee of the McCormick Family Trust, and 114,912 shares held by Mrs. McCormick as one of the trustees for The Kuethe Family Educational Trust.

PROPOSAL I -- ELECTION OF DIRECTORS

The Board of Directors currently consists of 10 directors. Under the Company’s Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. The Board has nominated John E. Demyan, Charles Lynch, Jr., Frederick W. Kuethe, III and Mary Louise Wilcox for election as directors to serve for terms of three years each and until their successors are elected and qualified. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend or the Board may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that any nominee will be unable to serve.

The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company, the expiration of his or her current term, and whether such individual has been determined by the Board to be “independent” as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. Each nominee and continuing director are also a member of the Board of Directors of The Bank of Glen Burnie (the “Bank”) and GBB Properties, Inc. (“GBB Properties”). There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

2

Name	Age	Director Since	Current Term to Expire	Independent
Board Nominees for Term to Expire in 2023
John E. Demyan	72	1995	2020	No
Charles Lynch, Jr.	66	2003	2020	Yes
Frederick W. Kuethe, III	60	1992	2020	Yes
Mary Louise Wilcox Directors Continuing in Office	72	1997	2020	Yes
Andrew Cooch	64	2014	2021	Yes
John D. Long	64	2016	2021	No
Stanford D. Hess	77	2018	2021	Yes
Thomas Clocker	85	1995	2022	Yes
Joan M. Rumenap	61	2018	2022	Yes
Julie Mussog	45	2019	2022	Yes

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

John E. Demyan has been Chairman of the Board of the Company, the Bank and GBB Properties since 1995. He previously served as a director of the Company and the Bank from 1990 through 1994. He completed the Maryland Banking School in 1994. He is the owner and manager of commercial and residential properties in northern Anne Arundel County, Maryland. Mr. Demyan holds certificates as an airline transport pilot and flight instructor. He is an active volunteer with Angel Flight Mid-Atlantic, an organization that provides free air transportation for medical treatments to individuals who require transportation as a result of their medical condition. Mr. Demyan is a lifetime member of the 100 Club. Mr. Demyan is well qualified to serve as a member of the Company’s Board due to his familiarity with the Bank’s business and industry, knowledge of the Bank’s market and involvement in the communities served by the Bank.

Charles Lynch, Jr. is President of The General Ship Repair Corporation in Baltimore, Maryland and has over 40 years of experience in marine engineering and ship repair. He holds a Bachelor of Science degree in Industrial Engineering, with a minor in Ocean Engineering, from the University of Miami and serves on the Baltimore Maritime Museum’s Board of Directors. Mr. Lynch is well qualified to serve as a member of the Company’s Board due to his extensive business experience and knowledge of the Company’s market and involvement in the communities served by the Bank.

Frederick W. Kuethe, III has been a Vice President of the Company since 1995 and a director of the Bank since 1988. Mr. Kuethe has worked in software design and systems integration at Northrop Grumman Corp. since 1981. He is a graduate of the Maryland Banking School. Mr. Kuethe is well qualified to serve as a member of the Company’s Board due to his familiarity with the Bank’s business and industry and knowledge of the Bank’s market.

Mary Louise Wilcox is a retired teacher from the Anne Arundel County Public School system where she had last been teaching at Belle Grove Elementary School in Brooklyn Park, Maryland. Currently, Mrs. Wilcox is a member of a family owned LLC which manages commercial property in northern Anne Arundel County. She is actively involved in her church where she has served on multiple committees, including the Vestry, the Finance, and the Endowment committees. Also active in her community, Mrs. Wilcox served on the Glen Burnie Improvement Association’s Carnival Banking Committee for over 50 years, as well as participating in other Carnival committees in the past, and most recently, assisting in the carnival treasury office during carnival week. Ms. Wilcox is well qualified to serve as a member of the Company’s Board due to her knowledge of the Company’s market and involvement in the communities served by the Bank.

3

Andrew Cooch is a partner in the Law Office of Cooch & Bowers, P.A. and Owner/Director of Progressive Title Corporation. He also serves on the Board of Richcroft, Inc. and is the immediate past chair of the Board of Directors of Bello Machre, Inc. (both of which are Maryland-based non-profit providers of residential services to the developmentally disabled). Mr. Cooch was previously Vice President of Maryland Land Title Association and was previously on the Board of Maryland Affordable Housing Trust. Mr. Cooch received a Juris Doctorate in 1981 from the University of Baltimore, School of Law. Mr. Cooch is well qualified to serve as a member of the Company’s Board due to his business experience, knowledge of the Bank’s market and involvement in the communities served by the Bank.

John D. Long became President and Chief Executive Officer of the Company and the Bank on April 1, 2016, when he also became a director. Prior to that date, he was Executive Vice President of the Company and the Bank since February 8, 2016. From October 2014 until February 2016, Mr. Long was an independent consultant advising commercial banks. Mr. Long served as Senior Group Manager at PNC Bank, N.A. from 2009 through 2014 and from 2000 until 2009 he served as Senior Vice President at Mercantile Mortgage Corporation. Mr. Long received a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University in 1978 and became a Maryland Certified Public Accountant in 1983. Mr. Long is well qualified to serve as a member of the Company’s Board due to his more than 40 years of experience in the banking industry.

Stanford D. Hess has been a member of the Baltimore law firm, Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., since 1995, focusing on business planning and transactions as well as commercial real estate. Mr. Hess has also served as Executive Vice President and legal counsel for Antwerpen Automotive Group since 2000. Throughout his career, Mr. Hess has served a variety of clients including business and real estate transactions, automotive dealers, general contractors, and banking institutions throughout the Baltimore and Mid-Atlantic region. His banking experience includes serving as chairperson of the State Commission to Study the Regulatory Structure of Banking, Savings and Loan and Small Loan Industries. He also served as a member of the Governor’s Advisory Panel to Study the Movement towards Electronic Funds Transfer. Mr. Hess is well qualified to serve as a member of the Company’s Board due to his extensive and relevant business experience.

Thomas Clocker is a retired businessman and the former owner/operator of Angel’s Food Market in Pasadena, Maryland. He served on the Mid-Atlantic Food Association’s board of directors for nine years and is a founding member of the Pasadena Business Association. Mr. Clocker is actively involved in the community as a supporter of local schools, athletic associations and scouting groups. Mr. Clocker is well qualified to serve as a member of the Company’s Board due to his business experience, knowledge of the Bank’s market and involvement in the communities served by the Bank.

Joan M. Rumenap holds a Master of Business Administration degree from the University of Baltimore. Since September 2016, Ms. Rumenap has been a Special Projects Manager with Accessible Resources for Independence, which provides support and services to people with disabilities in Anne Arundel and Howard counties, and since July 2014 she has also served part-time as a personal advocate with By Their Side, an organization which works with Marylanders with intellectual/developmental disabilities and their families to assure that their needs are addressed. From August 2014 until September 2016, Ms. Rumenap served as grants officer for Ancient and Accepted Scottish Rite in Baltimore City. From September 2002 through March 2014, she was Director of Special Projects for Abilities Network, which assists individuals with disabilities in Maryland to achieve their personal goals and reach their maximum potential. Ms. Rumenap also serves on various committees and community organizations and was recognized by The Glen Burnie Rotary Club in 2017 as a Service Above Self Community Service Award recipient. Ms. Rumenap is well qualified to serve as a member of the Company’s Board due to her extensive knowledge of the Bank’s market and involvement in the communities served by the Bank.

Julie Mussog is Certified Public Accountant and since October 2019 has served as Chief Financial Officer of Metropolitan Washington Council of Governments. Founded in 1957, COG is an independent, nonprofit association, with a membership of 300 elected officials from 24 local governments, the Maryland and Virginia state legislatures, and U.S. Congress. From February 2019 until October 2019, Ms. Mussog served as Senior Vice President of MuniCap, Inc., a public finance consulting firm based in Columbia, Maryland. From November 2016 until February 2019, Ms. Mussog served as President and Chief Executive Office of the Anne Arundel Economic Development Corporation, and from 2013 until November 2016, she was Controller for Anne Arundel County. Ms. Mussog holds a Bachelor of Business Administration and a Master of Business of Administration from the University of Michigan’s Ross School of Business. She is active in numerous civic and community organizations, including Junior League of Annapolis, the Anne Arundel Community College Foundation, and the Baltimore Washington Medical Center. Ms. Mussog is well qualified to serve as a member of the Company’s Board due to her extensive financial management experience and familiarity with the communities served by the Bank.

4

CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company’s operations.

Meetings and Committees of the Board of Directors

Board of Directors. The Board of Directors holds regular monthly meetings and special meetings as needed. During the year ended December 31, 2019, the Board met 12 times. Other than Karen Thorwarth whose term of office ended on May 9, 2019, no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2019 and the total number of meetings held by all committees on which the director served during such year. Board members are expected to attend the Annual Meeting of Stockholders, and all incumbent directors serving at that time attended the 2019 Annual Meeting of Stockholders.

The Board has numerous committees, each of which meets at scheduled times, including the following committees:

Audit Committee. The Bank’s Audit Committee acts as the audit committee for the Company and for 2019 and through the date of the Annual Meeting consists of Directors Julie Mussog, Thomas Clocker, Frederick W. Kuethe III and Andrew Cooch. During the year ended December 31, 2019, the Audit Committee met 16 times.

The Audit Committee monitors internal accounting controls, meets with the Bank’s Internal Auditor to review internal audit findings, recommends independent auditors for appointment by the Board, and meets with the Company’s independent auditors regarding these internal controls to assure full disclosure of the Company’s financial condition. Each member of the Audit Committee is independent, as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and under the criteria for independence set forth in Rule 10A-3(b)(1) promulgated by the Securities and Exchange Commission (SEC) under the Exchange Act, and otherwise meets the criteria for Audit Committee membership set forth in applicable NASDAQ rules. In addition, each member of the Audit Committee can read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The Board of Directors has examined the SEC’s definition of “audit committee financial expert” and determined that Julie Mussog satisfies this definition. Accordingly, Mrs. Mussog has been designated by the Board of Directors as the Company’s audit committee financial expert.

The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is available on the Bank’s website, www.thebankofglenburnie.com.

Employee Compensation and Benefits Committee. The Bank’s Employee Compensation and Benefits Committee acts as the compensation committee for the Company, and for 2019 and through the date of the Annual Meeting is composed of Directors Thomas Clocker, Julie Mussog, Charles F. Lynch, Jr., Andrew Cooch, Joan Rumenap and Stanford Hess. This Committee met four times during 2019. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank other than the Chief Executive Officer and the other executive officers of the Bank. The compensation levels of all executive officers, other than the Chief Executive Officer, are recommended by the Chief Executive Officer for deliberation and approval of the Committee prior to submission to the full Board. The compensation levels of the Chief Executive Officer and the other executive officers of the Bank are reviewed by the full Board of Directors and must be approved by a majority of the independent directors. No executive officer is present during deliberations or voting on his/her compensation. The Board has adopted a written charter for the Employee Compensation and Benefits Committee, which is available on the Bank’s website, www.thebankofglenburnie.com.

During 2019, the Employee Compensation and Benefits Committee engaged the services of ChaseCompGroup as its independent advisor on matters of executive and board compensation, reporting directly to the Committee. ChaseCompGroup provides no other remunerated services to the Company or any of its affiliates.

5

Nominations. The independent members of the Company’s Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors, and the Board held one (1) meeting during 2019. The Board has not adopted a charter with respect to the nominating committee function. The Board of Directors believes that the interests of the Company’s shareholders are served by relegating the nominations process to the Board members who are independent from management. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company’s stockholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board of Directors will consider the prospect’s relevant financial and business experience, familiarity with and participation in the Bank’s market area, the integrity and dedication of the prospect, prospective nominee’s independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by stockholders as those recommended by the Board. Nominations by stockholders must comply with certain informational requirements set forth in Article III, Section 1 of the Company’s Bylaws. See “Stockholder Proposals” elsewhere in this Proxy Statement.

Director Compensation

Director’s Fees. Currently, directors are paid a fee of $1,250 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. Mr. Demyan was compensated at the rate of $71,509 per annum for the additional responsibilities of serving as the Chairman of the Board. Directors (other than Mr. Demyan and Mr. Long who receive no fees for board or committee meetings) are paid an additional $300 chairman fee, an additional $350 for the Audit chairman and $250 for audit committee members, or $200 member fee, as applicable, for each committee meeting.

The following table summarizes the compensation paid to directors other than those included in the Summary Compensation Table below, for the fiscal year ended December 31, 2019:

Name (a)	Fees Earned or Paid in Cash (b)	All Other Compensation (g)	Total (h)
Thomas Clocker	$23,300	--	$23,300
Andrew Cooch	$23,100	--	$23,100
Julie Mussog	$13,950	--	$13,950
John E. Demyan[1]	$58,416	$13,0931	$71,509
Joan M. Rumenap	$19,200	--	$19,200
Charles Lynch, Jr.	$19,600	--	$19,600
F. W. Kuethe, III	$29,200	--	$29,200
Mary Louise Wilcox	$18,500	--	$18,500
Stanford D. Hess	$18,600	--	$18,600
Norman E. Harrison, Jr.	$11,850	--	$11,850
Karen Thorwarth	$5,850	--	$5,850

1Mr. Demyan’s fees earned or paid in cash include a bonus of $6,667, and his other compensation consists of: (a) $3,382 as a 5% employer contribution and $930 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; (b) $1,488 employer match for the 401(K) contribution by the employee; (c) $44 representing the dollar value to Mr. Demyan of premiums on a term life insurance policy for his benefit, and (d) $582 for disability insurance benefits.

6

Transactions with Management

Certain directors, executive officers and significant stockholders of the Company, and members of their immediate families, were depositors, borrowers or customers of the Bank in the ordinary course of business during 2019. Similar transactions are expected to occur in the future. All such transactions were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present other unfavorable features.

The Bank’s Internal Audit Department reviews all loan transactions with directors, officers and employees of the Bank and members of their immediate families to verify that they are fair and reasonable, on market terms, on an arms-length basis and comply with all applicable regulations including Federal Reserve Board Regulation O which governs such loans. The Internal Audit Department also provides the Board of Directors with semi-annual reports of all loans outstanding to employees, officers, and directors which reports are reviewed by the entire Board at a regularly scheduled meeting.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s and the Bank’s directors, executive officers and employees. The Code of Business Conduct and Ethics has been posted on the Bank’s website, www.thebankofglenburnie.com.

Communications with the Board

The Board of Directors has not established a formal process for stockholders to send communications to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Furthermore, almost all the Company’s Board members are residents of or work in the communities served by the Bank and where most of the Company’s stockholders reside, and therefore are accessible to the great majority of the Company’s stockholders.

Leadership Structure and Risk Oversight

While the Board believes that there are various structures which can provide successful leadership to the Company, we currently have separate individuals serving in the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles.

The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Chairman of the Board provides guidance to the CEO and presides over meetings of the full Board. This structure is appropriate at this time to the Company’s business because it reflects the Company and industry experience and vision brought to the Board of Directors by the Chairman, and the day-to-day management direction of the Company under our CEO.

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company's management and affairs through its standing committees and, when necessary, special meetings of independent directors.

7

SECURITIES OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

Name	Amount And Nature of Beneficial Ownership[1]	Percent of Class

Thomas Clocker	4,848	0.17%
Andrew Cooch	1,050	0.04%
John E. Demyan	284,7492	10.07%
Jeffrey D. Harris	-	-
Stanford Hess	500	0.02%
Andrew Hines	-	-
Frederick W. Kuethe III	138,1103	4.88%
John D. Long	7,839	0.28%
Charles F. Lynch	38,3994	1.36%
Julie Mussog	100	0.00%
Joan Rumenap	51,628	1.83%
Donna Smith	-	-
Michelle Stambaugh	2,1575	0.08%
Mary Louise Wilcox	19,615	0.69%

1Rounded to nearest whole share. For the definition of “beneficial ownership,” see footnote (1) to the table in the section entitled “Voting Securities and Principal Holders Thereof.” Unless otherwise noted, ownership is direct and the named individual has sole voting and investment power.

2See footnote (2) to the table in the section entitled “Voting Securities and Principal Holders Thereof”.

3Includes 137,425 shares as to which Mr. Kuethe shares voting and investment power and 685 shares held by Mrs. Kuethe.

4Includes 13,525 shares held for the benefit of two minor children and 2,236 shares held by Mrs. Lynch. Each disclaims beneficial ownership to the shares owned individually by the other.

5Includes 2,157 shares as to which Mrs. Stambaugh shares voting and investment power held with Mr. Stambaugh.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than ten percent of the outstanding Common Stock (“Reporting Person”) are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company’s review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

8

EXECUTIVE COMPENSATION

Summary Compensation Table

In this Proxy Statement, the “named executive officers” means the following individuals: (i) each individual who served as the Company’s Chief Executive Officer during 2019; (ii) the Company’s two most highly compensated executive officers in 2019, other than the Chief Executive Officer, who were serving as executive officers as of December 31, 2019 whose total compensation during 2019 exceeded $100,000; and (iii) up to two additional individuals whose total compensation during 2019 exceeded $100,000, who would have been included in the table as the highest compensated executive officers but were not serving as executive officers as of December 31, 2019. The following table sets forth information regarding the total compensation paid or earned by the named executive officers for the fiscal years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary	Bonus	All Other Compensation	Total
(a)	(b)	(c)	(d)	(i)	(j)
John D. Long President and Chief Executive Officer	2019 2018	$300,231 $267,692	$9,000 $33,533	$38,598[1] $41,792[1]	$347,829 $343,017
Andrew Hines Executive Vice President and Chief Lending Officer	2019 2018	$191,231 $175,015	$13,000 $34,266	$32,647[2] $32,302[2]	$236,878 $241,583
Jeffrey D. Harris Senior Vice President and Chief Financial Officer	2019 2018	$180,904 $165,563	$15,000 $28,798	$17,028[3] $15,207[3]	$212,932 $209,568
Donna Smith Senior Vice President and Director of Branch & Deposit Operations	2019 2018	$139,131 $135,867	$12,000 $37,700	$13,847[4] $14,478[4]	$164,978 $188,045
Michelle Stambaugh Senior Vice President and Director of HR	2019 2018	$133,058 $126,511	$12,000 $35,986	$13,546[5] $13,855[5]	$158,604 $176,352

(1)	Mr. Long’s “All Other Compensation” for 2019 consisted of: $14,000 as a 5% employer contribution and $3,851 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $4,456; and $15,027 health plan benefits (including health and dental), $89 term life insurance benefits, and $1,175 disability insurance benefits. Mr. Long’s “All Other Compensation” for 2018 consisted of: $13,750 as a 5% employer contribution and $6,151 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $4,178; and $16,449 health plan benefits (including health and dental), $89 term life insurance benefits, and $1,175 disability insurance benefits..
(2)	Mr. Hines’ “All Other Compensation” for 2019 consisted of: $10,578 as a 5% employer contribution and $2,909 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,868; $15,027 for health plan benefits (including health and dental); $89 term life insurance benefits; and $1,175 disability insurance benefits. Mr. Hines was appointed Executive Vice President on January 12, 2017. Mr. Hines’ “All Other Compensation” for 2018 consisted of: $9,448 as a 5% employer contribution and $4,163 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,625; $14,802 for health plan benefits (including health and dental); $89 term life insurance benefits; and $1,175 disability insurance benefits. .
(3)	Mr. Harris’ “All Other Compensation” for 2019 consisted of: $10,008 as a 5% employer contribution and $2,753 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $3,003; $89 term life insurance benefits; and $1,175 disability insurance benefits. Mr. Harris’ “All Other Compensation” for 2018 consisted of: $8,755 as a 5% employer contribution and $2,561 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,627; $89 term life insurance benefits; and $1,175 disability insurance benefits.
(4)	Ms. Smith’s “All Other Compensation” for 2019 consisted of: $7,989 as a 5% employer contribution and $2,197 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,397; $89 term life insurance benefits, and $1,175 disability insurance benefits. Ms. Smith’s “All Other Compensation” for 2018 consisted of: $7,646 as a 5% employer contribution and $3,274 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,294; $89 term life insurance benefits, and $1,175 disability insurance benefits.
(5)	Ms. Stambaugh’s “All Other Compensation” for 2019 consisted of: $7,629 as a 5% employer contribution and $2,156 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits; an employer match for the employee 401(K) contribution of $2,403; $151 for health plan benefits (including health, dental and EAP), and $1,175 disability insurance benefits. Ms. Stambaugh’s “All Other Compensation” for 2018 consisted of: $7,161 as a 5% employer contribution and $3,131 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits; an employer match for the employee 401(K) contribution of $2,148; $151 for health plan benefits (including health, dental and EAP), and $1,175 disability insurance benefits.

9

Change in Control Severance Plan

The Company and the Bank maintain a Change in Control Severance Plan. All employees, including the named executive officers, and Board members of the Company, the Bank and affiliates of the Company or Bank who, on the date of a change in control, are not parties to an employment agreement or change in control severance agreement with the applicable employer, are eligible to participate in the Plan. A “change in control” is defined as any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Company’s voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank’s or the Company’s directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Exchange Act, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Bank or the Company (excluding individuals whose election or nomination for election as a member of the existing board was approved by a vote of at least two-thirds of the continuing directors then in office) cease for any reason to constitute at least two-thirds thereof.

Under the terms of the Plan, in the event the individual voluntarily terminates his/her employment within two years following a change in control, or in the event the individual’s employment is terminated by the Bank (or its successor) for any reason, other than cause, within two years following a change in control, the individual is entitled to receive the benefits specified in the Plan based on the individual’s position with the employer and, in some instances, years of service on the date of the change in control. The payment will be made either in a lump sum or in installments, at the option of the individual. Under the Plan, upon a change in control, Mr. Long and Mr. Hines would receive an amount equal to the aggregate present value of 2.99 times their average annual taxable compensation from the Company for the prior five complete years, Ms. Stambaugh would receive an amount equal to 130 weeks of her gross weekly salary as of the date of termination. Mr. Harris and Ms. Smith would receive 104 weeks of their gross weekly salary as of the date of termination. In addition, Mr. Harris, Ms. Stambaugh and Ms. Smith would receive $10,000 toward the premiums for their COBRA medical insurance coverage following the termination of employment if they elected to receive COBRA benefits. Mr. Harris, Ms. Stambaugh and Ms. Smith’s cash payment and COBRA benefits may not exceed 2.99 times their average annual taxable compensation from the Company for the prior five complete years.

If change in control payments were triggered today, the named executive officers would receive the following amounts: Mr. Long, $783,261; Mr. Hines, $482,567; Mr. Harris, $339,411; Ms. Stambaugh, $325,085, and Ms. Smith $264,160.

Employee Stock Purchase Plan

All employees, including the named executive officers, are eligible to participate in the Company’s Employee Stock Purchase Plan at levels determined by the Bank’s human resources department and commensurate with each employee’s salary level. The Board believes that by making shares of the Company’s stock available to employees at a discounted price, employees become vested in the successful financial performance of the Bank and the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

10

The Audit Committee has discussed with TGM Group LLC, the independent auditors for the Company for 2019, the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with the Audit Committee issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board and has discussed with the independent auditors the independent auditors’ independence.

The Audit Committee discussed and reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Auditing Standard 1301: Communication with Audit Committees promulgated by the Public Company Accounting Oversight Board.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year 2019 for filing with the Securities and Exchange Commission.

Audit Committee
Julie Mussog, Chair	Thomas Clocker
Frederick W. Kuethe III	Andrew Cooch

PROPOSAL II -- AUTHORIZATION FOR APPOINTMENT OF AUDITORS

Selection of Auditors

TGM Group LLC was the Company’s independent auditing firm for the 2019 fiscal year. A representative of TGM Group LLC is expected to be present at the Annual Meeting to respond to questions from stockholders and will have the opportunity to make a statement if he or she so desires. The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the ensuing year.

Disclosure of Independent Auditor Fees

The following is a description of the fees billed to the Company by TGM Group LLC (“TGM”) during the years ended December 31, 2018 and 2019:

Audit Fees. Audit fees include fees paid by the Company to TGM in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s quarterly interim financial statements. Audit fees also include fees for services performed by TGM that are closely related to the audit and in many cases could only be provided by our independent auditors. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by TGM for audit services rendered to the Company for the years ended December 31, 2018 and December 31, 2019 totaled $99,197 and $102,187, respectively.

Audit Related Fees. Audit related services include accounting consultations and employee benefit plan audits. The aggregate fees billed to the Company by TGM for audit related services rendered to the Company for the years ended December 31, 2018 and December 31, 2019 totaled $13,150 and $13,155, respectively.

Tax Fees. Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by TGM for the tax related services rendered to the Company for the years ended December 31, 2018 and December 31, 2019 totaled $8,300 and $0, respectively.

All Other Fees. The aggregate fees billed to the Company by TGM for all other services rendered to the Company for matters such as general consulting services and services in connection with annual and special meetings of stockholders for the years ended December 31, 2018 and December 31, 2019 totaled $2,364 and $2,366, respectively.

11

Approval of Independent Auditor Services and Fees

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors and fees charged.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefore.

Pursuant to rules and regulations adopted by the Securities and Exchange Commission, the Company has elected to provide access to our proxy materials over the Internet, allowing us to provide the information shareholders need, while lowering delivery and printing expenses. On April 10, 2020 we mailed to our shareholders a notice containing instruction on how our shareholders may access online our 2020 Proxy Statement and 2019 Annual Report to Stockholders. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chief Financial Officer, Glen Burnie Bancorp, 101 Crain Highway, S.E., Glen Burnie, Maryland 21061.

STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal at the 2021 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061, in time to be received by December 11, 2020. The persons designated by the Company to vote proxies given by stockholders in connection with the Company’s 2021 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company’s 2021 proxy statement with respect to which the Company has received written notice no later than February 24, 2021 that a stockholder (i) intends to present such matter at the 2021 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the shares of Common Stock required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2021 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

BY ORDER OF THE BOARD OF DIRECTORS

Michelle Stambaugh

secretary

Glen Burnie, Maryland

April 9, 2020

12

GLEN BURNIE BANCORP

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., EST, on May 11, 2020.

Online
Go to **www.investorvote.com/GLBZ** or scan the QR code — login details are located in the shaded bar below.

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GLBZ

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect as directors all nominees listed below:

01 - John E. Demyan 02 - Frederick W. Kuethe III 03 - Charles F. Lynch, Jr.
04 - Mary Louise Wilcox

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 4 5 6 6 4 7

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

037GWD

IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
www.edocumentview.com/GLBZ

The 2020 Annual Meeting of Shareholders of Glen Burnie Bancorp will be held on Thursday May 14, 2020 2:00 p.m. Eastern Time, virtually via the internet at www.meetingcenter.io/282853650.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — GLBZ2020.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GLBZ

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — GLEN BURNIE BANCORP

2020 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints John D. Long and John E. Demyan, or a majority of them, with full powers of substitution, as attorneys-in- fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, and virtually via the Internet at www.meetingcenter.io/282853650, password - GLBZ2020, for shareholders, on Thursday, May 14, 2020 at 2:00 p.m., Eastern Time (the "Annual Meeting"), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the election of the nominees listed. The Board of Directors recommends a vote "FOR" the authorization to select the auditors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the above signed. The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 2019 Annual Report to stockholders for the annual meeting.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.